UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 13, 2005

GAINSCO, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas

(State or Other Jurisdiction of Incorporation)

001-09828	75-1617013

(Commission File Number)	(IRS Employer Identification No.)

1445 Ross Avenue
Suite 5300
Dallas Texas	75202

(Address of Principal Executive Offices)	(Zip Code)

(214) 647-0415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

      On May 13, 2005, the registrant announced its financial results for the quarter ended March 31, 2005 by issuing a press release. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit No. 99.1. This information being furnished under this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The press release contains, and may implicate, forward-looking statements regarding the registrant and includes cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

Item 7.01 Regulation FD Disclosure

      The registrant is hereby filing a description of risk factors related to the registrant and its business, which is attached hereto as Exhibit 99.2. This information should be read in conjunction with the registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005, and any Current Reports on Form 8-K that have been filed by the registrant. None of the information in any such reports has been updated to reflect any of the information contained in Exhibit 99.2 and the registrant assumes no obligation to update or supplement any forward-looking statements contained in any such reports or any forward-looking statements contained in any of the information contained in Exhibit 99.2 that become untrue because of new information, subsequent events or otherwise.

      This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are qualified with words such as “will be,” “may,” “anticipates,” “intends to engage,” “expects,” “could be impacted,” and similar words or phrases. Investors are cautioned that important factors, representing certain risks and uncertainties, could cause actual results to differ materially from those contained in the forward-looking statements, and they should not place undue reliance on such statements. A forward-looking statement is relevant as of the date the statement is made and the registrant undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which the statements are made.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

      The following exhibit to this current report on Form 8-K is not being filed but is being furnished pursuant to Item 9.01:

99.1	Press Release issued by GAINSCO, INC. on May 13, 2005

99.2	Risk Factors related to the business of GAINSCO, INC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2005	GAINSCO, INC.
/s/ Glenn W. Anderson
Glenn W. Anderson
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Name

      The following exhibits to this current report on Form 8-K are not being filed but are being furnished pursuant to Item 9.01:

99.1	Press Release issued by GAINSCO, INC. on May 13, 2005

99.2	Risk Factors related to the business of GAINSCO, INC.